Exhibit 99.1

National Bank Holdings Corporation Completes Acquisition of Vista Bancshares, Inc. and Vista Bank

DENVER, January 7, 2026 – National Bank Holdings Corporation (NYSE: NBHC, “NBHC” or the “Company”), the holding company for NBH Bank, announced today that it has successfully completed its acquisition of Vista Bancshares, Inc. (“Vista”), the holding company for Vista Bank with operations in Dallas-Ft. Worth, Austin, and Lubbock, Texas, as well as Palm Beach, Florida.

With the completion of the acquisition, NBHC now has approximately $12.6 billion in pro forma assets and $10.7 billion in pro forma deposits based on September 30, 2025 financials.

Immediately following the closing of the merger of Vista with and into NBHC, the combined organization will begin adopting the Vista Bank brand in Texas and incorporate it across the entire enterprise later this year (with the exception of Bank of Jackson Hole). The systems integration is scheduled for the third quarter of 2026.

This acquisition further strengthens NBHC’s position as a premier regional bank and expands its footprint into the high-growth Dallas-Ft. Worth, Austin and Palm Beach markets. Integrating NBHC’s product capabilities with the strength of Vista Bank’s relationship-banking model further enhances NBHC’s long-term growth strategy.

“We are pleased to welcome Vista Bank associates and clients into our Bank family,” said Tim Laney, Chairman and CEO of NBHC. “Vista Bank’s strong leadership team in combination with our fortress balance sheet will enable us to offer truly differentiated and expanded banking services to commercial and business banking clients including across the Vista markets.”

John Steinmetz, Executive Vice Chairman and Director of Strategic Initiatives of NBH Bank and former President and CEO of Vista, said, “I am looking forward to working with Tim Laney and sharing in his strategic vision to make our combined organization an even more powerful regional bank. We are excited about the expanded offerings and capabilities that we can bring to our markets.”

In accordance with the merger agreement, at the effective time of the merger on January 7, 2026, each share of common stock, par value $1.00 per share, of Vista was converted into the right to receive 3.1161 shares of Class A common stock, par value $0.01 per share, of NBHC, $31.62 in cash and cash in lieu of fractional shares of NBHC, if any, subject to adjustments in accordance with merger agreement. Vista shareholders will receive approximately $84.8 million of cash consideration, pending any final adjustment to the cash consideration, inclusive of estimated cash payments to holders of Vista options and warrants, and Vista shareholders will own approximately 16% of NBHC shares on a fully diluted basis. The total transaction value, based on NBHC’s January 6, 2026 closing price, is approximately $377.4 million.

Keefe, Bruyette & Woods, A Stifel Company, served as financial advisor and Wachtell, Lipton, Rosen & Katz served as legal counsel to NBHC. Jefferies LLC served as exclusive financial advisor, and Squire Patton Boggs LLP served as legal counsel to Vista.

About National Bank Holdings Corporation

National Bank Holdings Corporation is a bank holding company created to build a leading community bank franchise, delivering high quality client service and committed to stakeholder results. Through its bank subsidiaries, NBH Bank and Bank of Jackson Hole Trust, National Bank Holdings Corporation operates a network of over 100 banking centers, serving individual consumers, small, medium and large businesses, and government and non-profit entities. Its banking centers are located in its core footprint of Colorado, the greater Kansas City region, Utah, Wyoming, Texas, New Mexico and Idaho. Its comprehensive residential mortgage banking group primarily serves the bank’s core footprint. Its trust and wealth management business is operated in its core footprint under the Bank of Jackson Hole Trust charter. NBH Bank operates under a single state charter through the following brand names as divisions of NBH Bank: in Colorado, Community Banks of Colorado and Community Banks Mortgage; in Kansas and Missouri, Bank Midwest and Bank Midwest Mortgage; in Texas, Vista Bank and Hillcrest Bank; in Utah, New Mexico and Idaho, Hillcrest Bank and Hillcrest Bank Mortgage; and in Wyoming, Bank of Jackson Hole and Bank of Jackson Hole Mortgage. Additional information about National Bank Holdings Corporation can be found at www.nationalbankholdings.com.

For more information visit: cobnks.com, bankmw.com, hillcrestbank.com, bankofjacksonhole.com, vistabank.com, or nbhbank.com, or connect with any of our brands on LinkedIn.

Cautionary Note Regarding Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 related to, among other things, NBHC’s strategy, plans, beliefs, goals, intentions, and expectations regarding the proposed transaction; its ability to achieve its financial and other strategic goals; the expected timing of completion of the proposed transaction; the expected cost savings, synergies and other anticipated benefits from the proposed transaction; and other statements that are not historical facts. Forward-looking statements typically contain words such as “anticipate,” “believe,” “potential,” “will,” “estimate,” “plans,” “approximately,” “opportunity,” “expect,” “position,” “pro forma,” “proposed,” “intend,” “scheduled” or similar expressions. Forward-looking statements involve certain important risks, uncertainties and other factors, any of which could cause actual results to differ materially from those in such statements. Such factors include, without limitation, the “Risk Factors” referenced in NBHC’s most recent Annual Report on Form 10-K for the year ended December 31, 2024, in its subsequent Quarterly Reports on Form 10-Q, including for the quarter ended September 30, 2025, other risks and uncertainties listed from time to time in NBHC’s reports and documents filed with the U.S. Securities and Exchange Commission (the “SEC”) each of which is filed with the SEC and available in the “Financials” section of NBHC’s website at https://www.nationalbankholdings.com, under the heading “SEC Filings” and in other documents NBHC files with the SEC. Additional factors that could cause results actual results to differ materially from those in forward-looking statements include: difficulties and delays in integrating NBH Bank’s and Vista Bank’s businesses or fully realizing cost savings and other benefits; the outcome of any legal proceedings that may be instituted against NBHC; business disruption following the completion of the transaction; NBHC’s ability to execute its business strategy; reputational risks and risks relating to the reaction of NBHC’s customers or employees to the transaction, including the effects on its ability to attract or retain customers and key personnel; diversion of management time on acquisition-related issues; the dilution caused by NBHC’s issuance of additional shares of its capital stock in connection with the transaction; economic, market, operational, liquidity, credit and interest rate risks associated with NBHC’s business; business and economic conditions along with external events both generally and in the financial services industry; susceptibility to credit risk and fluctuations in the value of real estate and other collateral securing a significant portion of NBHC’s loan portfolio, including with regards to real estate acquired through foreclosure, and the accuracy of appraisals related to such real estate; the allowance for credit losses and fair value adjustments may be insufficient to absorb losses in NBHC’s loan portfolio; NBHC’s ability to maintain sufficient liquidity to meet the requirements of deposit withdrawals and other business needs; changes impacting monetary supply and the businesses of NBHC’s clients and counterparties, including levels of market interest rates, inflation, currency values, monetary and fiscal policies, and the volatility of trading markets; changes in the fair value of NBHC’s investment securities and the ability of companies in which we invest to commercialize their technology or product concepts; the loss of certain executive officers and key personnel; any service interruptions, cyber incidents or other breaches relating to NBHC’s technology systems, security systems or infrastructure or those of NBHC’s third-party providers; the occurrence of fraud or other financial crimes within NBHC’s business; competition from other financial institutions and financial services providers and the effects of disintermediation within the banking business including consolidation within the industry; changes to federal government lending programs like the Small Business Administration’s Preferred Lender Program and the Federal Housing Administration’s insurance programs, including the impact of a government shutdown of such programs; impairment of NBHC’s mortgage servicing rights, disruption in the secondary market for mortgage loans, declines in real estate values, or being required to repurchase mortgage loans or reimburse investors; developments in technology, such as artificial intelligence, the success of NBHC’s digital growth strategy, and NBHC’s ability to incorporate innovative technologies in its business and provide products and services that satisfy NBHC’s clients’ expectations for convenience and security; NBHC’s ability to execute its organic growth and acquisition strategies; the accuracy of projected operating results for assets and businesses NBHC acquires as well as NBHC’s ability to drive organic loan growth to replace loans in its existing portfolio with comparable loans as loans are paid down; changes to federal, state and local laws and regulations along with executive orders applicable to NBHC’s business, including tax laws; NBHC’s ability to comply with and manage costs related to extensive government regulation and supervision, including current and future regulations affecting bank holding companies and depository institutions; the application of any increased assessment rates imposed by the Federal Deposit Insurance Corporation; claims or legal action brought against NBHC by third parties or government agencies; and other factors that may affect the future results of NBHC. NBHC can give no assurance that any goal or plan or expectation set forth in forward-looking statements can be achieved and readers are cautioned not to place undue reliance on such statements. Forward-looking statements speak only as of the date they are made and are based on information available at the time. NBHC does not intend, and assumes no obligation, to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events or circumstances, except as required by applicable law.

Annualized, pro forma, projected, and estimated numbers are used for illustrative purposes only, are not forecasts and may not reflect actual results. Except to the extent required by applicable law or regulation, NBHC disclaims any obligation to revise or publicly release any revision or update to any of the forward-looking statements included herein to reflect events or circumstances that occur after the date on which such statements were made. As forward-looking statements involve significant risks and uncertainties, caution should be exercised against placing undue reliance on such statements.

NBH Bank Contacts:

Analysts/Institutional Investors:

Emily Gooden, Chief Accounting Officer and Investor Relations Director, (720) 554-6640, ir@nationalbankholdings.com

Nicole Van Denabeele, Chief Financial Officer, (720) 529-3370, ir@nationalbankholdings.com

Media:

Jody Soper, Chief Marketing Officer, (303) 784-5925, Jody.Soper@nbhbank.com

Source: National Bank Holdings Corporation